Exhibit 99.1

N / E / W / S R / E / L / E / A / S / E

January 6, 2015

FOR IMMEDIATE RELEASE
For more information, contact:
David L. Ortega, First Vice President/Director of Investor Relations
765-378-8937
http://www.firstmerchants.com/

SOURCE: First Merchants Corporation, Muncie, IN & C Financial Corporation, Columbus, OH

First Merchants Corporation and C Financial Corporation Announce the Signing of a Definitive Merger Agreement
MUNCIE, INDIANA & COLUMBUS, OHIO -- (BUSINESS WIRE) -- First Merchants Corporation (NASDAQ: FRME) and C Financial Corporation announced they have executed a definitive merger agreement whereby C Financial Corporation will merge with and into First Merchants Corporation, and its wholly owned bank subsidiary, Cooper State Bank, will merge with and into First Merchants Bank, N.A.
The merger agreement provides that the shareholders of C Financial Corporation will receive $14.5 million in cash or approximately 1.8x tangible book value. The transaction is expected to be completed in the second quarter of 2015 subject to the approval of C Financial Corporation shareholders, regulatory approvals and other customary closing conditions. The combined financial institution expects to complete the integration during the third quarter of 2015.
Based upon current financials, C Financial Corporation and First Merchants will have combined assets of $6.0 billion and will remain the second largest financial holding company headquartered in Indiana. The combined company will have 112 banking offices in twenty-six Indiana counties, as well as two counties in both Ohio and Illinois.
Michael C. Rechin, President and Chief Executive Officer of First Merchants, said, “First Merchants is excited to extend our presence in Columbus with the addition of Cooper State Bank as the newest member of the First Merchants family. The addition of Cooper State Bank supports our growth initiative, making the company more visible and impactful in Columbus, one of the fastest growing cities in America. From Cooper State Bank’s beginning in 2005, Dan Apple and his management team have played a pivotal role in providing real estate financing and bringing innovative retail banking ideas to Columbus consumers while maintaining excellent credit quality.”
Under the leadership of Jennifer M. Griffith, First Merchants currently operates Commerce National Bank (“Commerce”) in the Columbus, Ohio, marketplace. Commerce began doing business in 1991 and currently has approximately $500 million in loans extended to central Ohio clients. Commerce merged with and into First Merchants in 2003.
Ms. Griffith, President of Commerce National Bank, stated, “This is a tremendous opportunity to join great teams in vibrant neighborhoods. The addition of the six Cooper State Bank banking centers will provide added convenience for our clients. I look forward to working with Dan to bring the best of Commercial Banking and Retail Banking to the Columbus market place.”
Dan Apple, President and CEO of Cooper State Bank, stated, “We are looking forward to the opportunity to become a part of the First Merchants family, and believe this partnership will be good for our clients, shareholders, staff and communities. Since our inception 10 years ago, our management team has been driven to be the retail bank of choice in our marketplace. We look forward to taking advantage of the new service offerings and enhanced lending capacity of Commerce and First Merchants while continuing to build momentum with our clients.”
First Merchants expects the acquisition to be accretive to earnings during the first full year with a tangible book value earn back in less than four years. Cost savings are expected to total 30 percent. The credit and interest rate marks related to the proposed merger are estimated at $2.8 million, or 2.5 percent.
First Merchants’ legal advisor was Bingham Greenebaum Doll LLP and C Financial Corporation’s legal advisor was Kaplan, Strangis and Kaplan, P.A.

ADDITIONAL INFORMATION

Communications in this press release do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy vote or approval. The proposed merger will be submitted to C Financial Corporation shareholders for their consideration. In connection with the proposed merger, it is expected that C Financial will provide its shareholders with a Proxy Statement, as well as other relevant documents concerning the proposed transaction. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER WHEN IT BECOMES AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS CONCERNING THE PROPOSED TRANSACTION, TOGETHER WITH ALL AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, AS THEY WILL CONTAIN IMPORTANT INFORMATION.

C Financial and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of C Financial in connection with the proposed Merger. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement regarding the proposed merger when it becomes available.

Forward Looking Statement

This press release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to the expected timing and benefits of the proposed merger (the “Merger”) between First Merchants Corporation (“First Merchants”) and C Financial Corporation (“C Financial”), including future financial and operating results, cost savings, enhanced revenues, and accretion/dilution to reported earnings that may be realized from the Merger, as well as other statements of expectations regarding the Merger, and other statements of First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits, whether with respect to the Merger or otherwise. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: the risk that the businesses of the First Merchants and C Financial will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; revenues following the Merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the Merger; the ability to obtain required governmental and shareholder approvals, and the ability to complete the Merger on the expected timeframe; possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. Neither First Merchants nor C Financial Corporation undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, First Merchants’ and C Financial’s past results of operations do not necessarily indicate either of their anticipated future results, whether the Merger is effectuated or not.

First Merchants Corporation
David Ortega, First Vice President/Director of Investor Relations, 765-378-8937
or
C Financial Corporation
Dan Apple, President and Chief Executive Officer, 614-408-0235

Source: First Merchants Corporation and C Financial Corporation

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation is comprised of First Merchants Bank, N.A., which also operates as Lafayette Bank & Trust, Commerce National Bank, and First Merchants Trust Company as divisions of First Merchants Bank, N.A. First Merchants Corporation also operates First Merchants Insurance Group, a full-service property casualty, personal lines, and healthcare insurance agency.

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.